Debt and Financing Arrangements	12 Months Ended
Apr. 30, 2018
Debt Disclosure [Abstract]
Debt and Financing Arrangements

NOTE 8	DEBT AND FINANCING ARRANGEMENTS
Long-term debt consists of the following:

	April 30, 2018		April 30, 2017
	Principal Outstanding	Carrying Amount (A)	Principal Outstanding	Carrying Amount (A)
1.75% Senior Notes due March 15, 2018	$—	$—	$500.0	$499.0
2.20% Senior Notes due December 6, 2019	300.0	298.6	—	—
2.50% Senior Notes due March 15, 2020	500.0	497.8	500.0	496.6
3.50% Senior Notes due October 15, 2021	750.0	775.6	750.0	782.6
3.00% Senior Notes due March 15, 2022	400.0	397.3	400.0	396.6
3.50% Senior Notes due March 15, 2025	1,000.0	994.4	1,000.0	993.6
3.38% Senior Notes due December 15, 2027	500.0	495.8	—	—
4.25% Senior Notes due March 15, 2035	650.0	643.1	650.0	642.6
4.38% Senior Notes due March 15, 2045	600.0	585.4	600.0	584.9
Term Loan Credit Agreement due March 23, 2020	—	—	550.0	548.6
Total long-term debt	$4,700.0	$4,688.0	$4,950.0	$4,944.5
Current portion of long-term debt	—	—	500.0	499.0
Total long-term debt, less current portion	$4,700.0	$4,688.0	$4,450.0	$4,445.5

(A) Represents the carrying amount included in the Consolidated Balance Sheets, which includes the impact of terminated interest rate contracts, offering discounts, and capitalized debt issuance costs.
On April 27, 2018, we entered into a senior unsecured delayed-draw Term Loan Credit Agreement (“Term Loan”) with a syndicate of banks and an available commitment amount of $1.5 billion. Borrowings under the Term Loan bear interest on the prevailing U.S. Prime Rate or London Interbank Offered Rate (“LIBOR”), based on our election, and is payable either on a quarterly basis or at the end of the borrowing term. The Term Loan does not require scheduled amortization payments. Voluntary prepayments are permitted without premium or penalty. As of April 30, 2018, no balance was drawn on the Term Loan. The full amount of the Term Loan was drawn on May 14, 2018, at an interest rate of 3.04 percent, to partially finance the Ainsworth acquisition, as discussed in Note 2: Acquisitions. The Term Loan matures on May 14, 2021. We have incurred total capitalized debt issuance costs of $2.8, of which $0.8 was incurred during 2018, and will be amortized to interest expense over the time period for which the debt is outstanding.
Prior to entering into the new Term Loan, we entered into a commitment letter for a $1.9 billion 364-day senior unsecured Bridge Term Loan Credit Facility that provided committed financing for the Ainsworth acquisition. This commitment letter was terminated upon entry into the Term Loan on April 27, 2018. Financing fees were included in interest expense – net on the Statement of Consolidated Income at April 30, 2018.
In December 2017, we completed an offering of $800.0 in Senior Notes due December 6, 2019, and December 15, 2027. The Senior Notes included $6.1 of capitalized debt issuance costs and offering discounts to be amortized to interest expense over the time for which the debt is outstanding. The net proceeds from the offering were used to prepay the $500.0 in principal amount of the Senior Notes due March 15, 2018. In addition, we prepaid, in full, the remaining outstanding balance of the $1.8 billion term loan due March 23, 2020. As a result of prepaying both the Senior Notes due March 15, 2018, and the term loan due March 23, 2020, we recognized debt costs of $1.7, which primarily consisted of the write-off of capitalized debt issuance costs, and were included in interest expense. Concurrent with the pricing of the Senior Notes due December 15, 2027, we terminated the treasury lock, entered into in June 2017, prior to maturity, resulting in a gain of $2.7, which was deferred and included as a component of accumulated other comprehensive income (loss) and is being amortized as a reduction to interest expense over the life of the debt. For additional information on the treasury lock, see Note 10: Derivative Financial Instruments.
All of our Senior Notes outstanding at April 30, 2018, are unsecured, and interest is paid semiannually, with no required scheduled principal payments until maturity. We may prepay all or part of the Senior Notes at 100 percent of the principal amount thereof, together with the accrued and unpaid interest, and any applicable make-whole amount.
In September 2017, we entered into an unsecured revolving credit facility with a group of 11 banks, which provides for a revolving credit line of $1.8 billion and matures in September 2022. Additionally, we terminated the previous $1.5 billion credit facility. The new revolving credit facility included $4.1 of capitalized debt issuance costs, which are being amortized to interest expense over the time period for which the revolving credit facility is effective. Borrowings under the revolving credit facility bear interest on the prevailing U.S. Prime Rate, LIBOR, or Canadian Dealer Offered Rate, based on our election. Interest is payable either on a quarterly basis or at the end of the borrowing term. We did not have a balance outstanding under the current and previous revolving credit facilities at both April 30, 2018 and 2017. As a result of the termination of the previous $1.5 billion credit facility, and because there are no subsidiary guarantors of the new $1.8 billion credit facility, the guarantees provided by the Company’s subsidiaries, J. M. Smucker LLC and The Folgers Coffee Company (the “subsidiary guarantors”), related to the obligations under the term loan due March 23, 2020, and all of our outstanding Senior Notes were released. For additional information, see Note 16: Guarantor and Non-Guarantor Financial Information.
We participate in a commercial paper program under which we can issue short-term, unsecured commercial paper not to exceed $1.8 billion at any time, which was increased from the previous limit of $1.0 billion in conjunction with entering into the new unsecured revolving credit facility in September 2017. The commercial paper program is backed by our revolving credit facility and reduces what we can borrow under the revolving credit facility by the amount of commercial paper outstanding. Commercial paper will be used as a continuing source of short-term financing for general corporate purposes. As of April 30, 2018 and 2017, we had $144.0 and $454.0 of short-term borrowings outstanding, respectively, which were issued under our commercial paper program at weighted-average interest rates of
2.20 percent and 1.15 percent, respectively. On May 14, 2018, we issued $400.0 of commercial paper at a weighted-average interest rate of 2.27 percent to partially finance the Ainsworth acquisition, as discussed in Note 2: Acquisitions.
Interest paid totaled $158.9, $162.2, and $167.3 in 2018, 2017, and 2016, respectively. This differs from interest expense due to the amortization of debt issuance costs and discounts, timing of interest payments, effect of interest rate contracts, other debt fees, and capitalized interest.
Our debt instruments contain certain financial covenant restrictions, including a leverage ratio, which was amended in connection with the execution of the new Term Loan, and an interest coverage ratio. We are in compliance with all covenants.